EDISON NATION

NASDAQ: EDNT


Q1
HMNRTH
DAY2DAY

Forward Looking Statements

The information contained in this presentation has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any securities or to participate in any investment strategy and may not be used or relied upon in connection with any offer or sale of securities. Securities will be offered only to designated potential investors by means of definitive offering materials, which will contain important information regarding Edison Nation, Inc. and any such offering, including a description of important risk factors which every prospective investor should consider.

This presentation may include "forward-looking statements." To the extent that the information in this presentation discusses financial projections, information, or expectations about Edison Nation, Inc.'s business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." Although Edison Nation, Inc. believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are contained, and Edison Nation, Inc. does not undertake any duty to update any forward-looking statements or any other information in this presentation, except as may be required by law.

You should understand that many important factors, in addition to those discussed elsewhere in this presentation, could cause Edison Nation, Inc.'s results to differ materially from those expressed in forward-looking statements. These factors include Edison Nation, Inc.'s competitive environment, its executive team, economic and other conditions in the markets in which Edison Nation, Inc. proposes to operate, governmental regulation of Edison Nation, Inc.'s proposed products and services, as well as the markets in which we propose to operate, uncertainties inherent in development of a new business model and testing the model, our further financing needs, and our ability to grow and manage our growth efficiently. Statements made in this presentation have not been fully evaluated or reviewed in any way by the United States Securities Exchange Commission, or any other similar government agency or regulatory body. The statements in this presentation are for educational, informational purposes only and not intended for consumers or vendors.

Disclaimers

Market and Industry Data

This presentation contains estimates and projections regarding market and industry data (including competitive position) that were obtained from internal company surveys as well as third-party sources such as market research, consultant surveys, publicly available information, and industry publications and surveys. Third party industry publications, studies, and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but there is no guarantee of the accuracy or completeness of such data. While the Company reasonably believes that each of these publications, studies, and surveys has been prepared by a reputable source, neither the Company, nor any connected persons of the Company, or their respective agents, employees, or advisers has independently verified the data contained therein. Market and industry data are subject to change due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process, and other limitations and uncertainties inherent in any statistical survey, interpretation or presentation of market and industry data, and management's estimates and projections. In addition, projections are often wrong. As a result, you should be aware that market and industry data set forth herein, and estimates, projections and beliefs are (i) based on such data and (ii) relating to certain financial and performance metrics presented herein, may not be reliable. We have not independently verified any of the data from third-party sources or ascertained the underlying economic assumptions relied upon therein; accordingly we cannot guarantee the accuracy or completeness of any such data. Similarly, internal surveys, which we believe to be reliable, are based upon management's knowledge of the industry as of the date of such surveys and have not been verified by any independent sources and are subject to change. As a result, we cannot guarantee the accuracy or completeness of any such information.

Use of Projections and Management Estimates

This presentation contains financial forecasts and management estimates with respect to Edison Nation, Inc.'s projected revenues and Adjusted EBITDA, among other financial projections and estimates. Edison Nation, Inc.'s independent registered public accounting firm, or its subsidiaries, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections and estimates should not be relied upon as being necessarily indicative of future results.

In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Edison Nation, Inc., or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Use of Non-GAAP Financial Measures

This presentation includes non-GAAP financial measures, including Adjusted EBITDA. Edison Nation, Inc. defines Adjusted EBITDA as EBITDA, further adjusted to eliminate the impact of certain non-recurring items and other items that we do not consider in our evaluation of our ongoing operating performance from period to period.. Reconciliation of these measures to the nearest comparable GAAP measures can be found elsewhere in this presentation. Except as otherwise noted, all references herein to full-year periods refer to Edison Nation, Inc.'s fiscal year, which ends on December 31. Edison, Nation, Inc. believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the company's financial condition and results of operations. Edison Nation, Inc.'s management sometimes uses these non-GAAP measures to compare the company's performance to that of prior periods for trend analyses and for budgeting and planning purposes.

Edison Nation' Inc.'s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. We have not reconciled the non-GAAP forward looking information to their corresponding GAAP measures because we do not provide guidance for the various reconciling items, such as provision for income taxes and depreciation and amortization, as certain items that impact these measures are out of our control or cannot be reasonably predicted without unreasonable efforts. You should review Edison Nation, Inc.'s, financial statements, which will be included in Edison Nation, Inc.'s periodic filings with the SEC, and not rely on any single financial measure to evaluate Edison Nation, Inc.'s business. Other companies may calculate Adjusted EBITDA and other non-GAAP measures differently, and therefore Edison Nation, Inc.'s Adjusted EBITDA and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Company Overview

- Source the next great product through the Edison Innovation Platform and
- ENovation ENgine, new SaaS portal for entrepreneurs seeking to scale their business on Edison Nation platform
- Vertically integrated operating model, enabling rapid new product development and brand creation.
- Deeply rooted brand relationships with history of licensing and product collaborations.
- Edison Nation Medical subsidiary, distributing ancillary medical supplies , proprietary hand sanitizer and personal protective equipment ("PPE").
- Media driven commerce opportunities through Everyday Edisons TV show, pipeline of television content.



Edison Nation Innovation Platform
ENovation ENgine
House Brands /DTC
Omni-channel Retail
"Stream-to-Buy" Edison Media

"A revenue stream trifecta of e-commerce, subscription and advertising could be the panacea"

- Aryeh Bourkoff (CEO, Lion Tree LLC)



Q2 HIGHLIGHTS

- Record quarterly revenue of $6.8M.
- Edison Nation Medical Revenue of $3.0M plus deferred net revenue of $907k relating to large gown contract.
- Q2 purchase orders pending shipments as of 6/30 were $9.95M. Total open purchase orders as of today for Edison Nation Medical are $44.4M.
- Secured contract with large municipality to provide Purple Mountain Clean hand sanitizer for 3 years with 2-year renewal options.
- Amazon has approved the sale of Purple Mountain Clean hand sanitizer and shipments to begin this month. amazon



Edison Operating Model

- Product agnostic development process, rapidly manufacturing, selling, shipping new products.
- Experienced sourcing team in US and Asia.
- Owned packaging facility in United States.
- Acumen and resources to diligence and prototype new concepts rapidly.
- In-house team of DTC experts able to test and scale products with low capital risk.
- Relationships with brick-and-mortar retailers around the world.


MOBILE
SANITIZING STATION
PURPLE MOUNTAIN
CLEAN
Keep your business, school, office or other commercial location virus and germ free with the Mobile Sanitizing Station from Purple Mountain Clean!
The Mobile Sanitizing Station is completely customizable with your company logo, colors or other information needing to be conveyed.
• Includes 2 gallons of Purple Mountain Clean Hand Sanitizer Refreshing Gel
• 70% Ethyl Alcohol – Antiseptic
• Includes handy drip tray to keep floors dry
• Lightweight makes it easily movable
• Easily to replenish, just order online.
STAY SAFE & SANITARY
Kills 99.9% of germs
70% Alcohol
Antiseptic & Antibacterial
MADE IN USA

Case Study

Purple Mountain Clean

- House brand of hand sanitizer
- Concept to revenue in under 60 days
- Sourced manufacturers in increasingly matrixed and competitive landscape
- Custom branding
- Secured contracts with Fortune 2000 and major U.S municipalities in first two months

Breakdown of EN Medical Purchase Orders for Q2 by product line

Q2 purchase orders completed including deferred revenue amounts related to large gown order:



Product:	**Amount:**
Sanitizer	$2,804,019
Gloves	$150,000
Masks	$59,446

NOTE: EN Medical has deferred revenue for the sale of gowns in the amount of $907,500 which is not reflective of the value of product shipped but rather the net fee owed to EN Medical for facilitating the transaction.

Breakdown of EN Medical Purchase Orders for Q2 by customer type

Q2 purchase orders completed including deferred revenue amounts related to large gown order:

Customer:	**Amount**:
Government	$2,276,882
Distributors	$222,607
Enterprise Customers	$276,720
Small Business	$206,077
Education	$31,179



NOTE: EN Medical has deferred revenue for the sale of gowns to a distributor in relation to a large state contract in the amount of $907,500 which is not reflective of the value of product shipped but rather the net fee owed to EN Medical for facilitating the transaction.

Breakdown of EN Medical Current Purchase Orders

EDISON NATION
MEDICAL

Company	Product	Revenue	Ship Date
Industrial Supply company focused on PPE supply to small to medium sized Businesses. Privately Held	PPE	$12,984,000	Q4
Large industrial equipment supplier. NYSE Traded	PPE	$9,048,000	Q3
Distributor of PPE products. Privately Held	PPE	$2,376, 000	Q3/Q4
Distributor of PPE products. Privately Held	PPE	$9,999,999.90	Q3/Q4
Multibillion Dollar Industrial Supply Company. Privately Held	PPE	$9,950,000	Q3

EDISON NATION INNOVATION PLATFORM



- Heart and soul of Edison Nation.
- Community of 200,000+ share their innovative new product ideas, daily.
- Source novel new ideas in their infancy.
- Right of first refusal for Edison Nation to develop or license any ideas coming through the platform.
- Conduct campaigns on behalf of brands and corporate partners to source products for licensing.

ENovation ENgine

- Accelerator program designed to engage proven entrepreneurs in the Edison Nation ecosystem.

- Scalable SaaS revenue opportunity.

- Offer established companies the supply chain, resources, and economies of scale required to grow.

- Provide access to capital through Edison's strategic partnerships:
  - Bayview Funding
  - Forever 8 Fund
  - Franklin Capital

- Access to Edison Nation's manufacturing channels, distribution relationships.

- Pathway to acquisitions and partnerships with Edison Nation.



Case Study

4Keeps Roses:

- Engaged with 4Keeps in fall of 2019 when product had minimal revenues
- Edison Nation has grown 4Keeps sales to $1,400,000 in annualized revenue for 2020

EDISON NATION IDEA FUNNEL


Daily submissions of ideas
Idea submission received
Pre-screen to determine licensing potential
Initial review & patent Search
Edison's proprietary algorithms are its secret sauce to selecting winning ideas.
Product submitted to licensing and DTC teams
Product funded, prototyped, manufactured
Edison Nation owned factories
Product manufactured/ licensed
Launch through DTC channels or license to Edison partners.

EVERYDAY EDISONS TV SHOW

- 2020 return of *Everyday Edisons*
- Originally aired 52 (4 seasons) episodes on PBS
- Winner of 2 Emmy Awards and a Telly Award
- New 30 minute format featuring new judges and inventors
- 24-time Emmy Award-winner Michael Cable returns as Executive Producer
- Original season 4 and new season 5 streaming on Crackle
- Shows in development
  - Everyday Edisons hour long version
  - Eureka Mansion
  - Eureka Kitchen
  - Celebrity Inc.

WATCH CLIP



CRACKLE
Everyday Edisons

IN THE NEWS

CORD CUTTERS® NEWS

MEDIAPLAYNEWS

broadway WORLD

FOX61

Click the image above to be redirected to the link.

HSN

ebay

TARGET

Disney World

UNIVERSAL PARKS & RESORTS

Walmart

amazon

JARDEN

BED BATH & BEYOND

EDISON NATION CUSTOMERS

RITE AID

Crayola

MERLIN ENTERTAINMENTS GROUP

SPENCER'S

THE HOME DEPOT

Sassy

Good Housekeeping

belk MODERN. SOUTHERN. STYLE.

MADISON SQUARE GARDEN THE WORLD'S MOST FAMOUS ARENA

PETSMART

Pet360

Sunbeam

Über Mom LLC

BEST PARTY CONCEPTS

LILY & GRAY LIVING

EDISON NATION PROPRIETARY BRANDS & PRODUCTS

4KEEPS ROSES

HMNRTH
SOURCED FROM EARTH, NOT FROM EARTH

cloud·b®

PURPLE MOUNTAIN CLEAN

Pirasta
FOR THE COLORFUL

FINANCIAL SUMMARY

MARKET CAP
$35MM

SHARES
OUTSTANDING
9.2MM

BOARD &
MANAGEMENT
OWN
20% OF SHARES

	6 Months Ended 2020	6 Months Ended 2019
REVENUE	$10,547,136	$11,706,789
GROSS PROFIT	$3,283,940	$3,836,979
ADJUSTED EBITDA	($928,971)	($193,453)

EDISON NATION

NASDAQ:EDNT 2.0

CORPORATE OFFICERS:

Chris Ferguson
Chairman of the Board & CEO

Brett Vroman
CFO

Kevin Ferguson
President

INVESTOR RELATIONS:

Aimee Carroll
Phone: 484-893-0060
Email: Investors@edisonnation.com
Investors.EdisonNation.com

CORPORATE OFFICE:

Edison Nation, Inc.
1 West Board Street, Suite 1004
Bethlehem, PA 18018